[PHOTO OMITTED]

The
Gabelli
Equity
Income
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1998

                         The Gabelli Equity Income Fund

                                  Annual Report
                              September 30, 1998(a)

                                    * * * *

      Morningstar rated The Gabelli Equity Income Fund 4 stars overall and for the three and five year periods ended 9/30/98 among 2678 and 1584 domestic equity funds, respectively.

To Our Shareholders,

      In the third quarter of 1998, higher yielding stocks performed modestly better than the broad stock market averages. The generally positive performance of tobaccos, telecommunications and health care stocks was offset by substantial losses for energy service companies, industrial cyclicals and financial stocks. We believe the income component of our portfolio holdings will continue to work in shareholders' favor in this highly volatile market environment.

Investment Performance

      For the quarter ended September 30, 1998, The Gabelli Equity Income Fund's (the "Fund") net asset value decreased 9.7% to $15.97 after adjusting for the $0.04 per share dividend paid on September 28, 1998. The Lipper Analytical Services Equity Income Fund Average and the Standard & Poor's ("S&P") 500 Index declined 10.2% and 9.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. Over the trailing twelve month period, the Fund was up 3.0%. The Lipper Equity Income Fund Average and S&P 500 rose 0.1% and 9.1%, respectively, over the same twelve month period.

      For the five year period ended September 30, 1998, the Fund's return averaged 14.7% annually, versus average annual returns of 14.1% and 19.9% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through September 30, 1998, the Fund has a total return of 152.8%, which equates to an average annual return of 14.7%. The Dividend History chart details each dividend paid by the Fund since inception.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the last 10% receive one star. (a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------
                                        Calendar Quarter
                              -------------------------------------
                               1st        2nd       3rd       4th       Year
                               ---        ---       ---       ---       ----

 1998:  Net Asset Value ....  $17.70     $17.72    $15.97      -         -
        Total Return .......   10.1%       0.5%     (9.7)%     -         -
 1997:  Net Asset Value ....  $14.27     $16.03    $17.39    $16.12    $16.12
        Total Return .......    1.2%      12.7%      8.8%      3.0%     27.9%
 1996:  Net Asset Value ....  $13.47     $13.54    $13.81    $14.16    $14.16
        Total Return .......    5.5%       1.0%      2.5%      8.0%     17.9%
 1995:  Net Asset Value ....  $11.56     $11.99    $12.65    $12.84    $12.84
        Total Return .......    8.5%       4.3%      6.1%      6.9%     28.3%
 1994:  Net Asset Value ....  $11.26     $11.08    $11.54    $10.72    $10.72
        Total Return .......  (2.2)%     (0.8)%      4.9%    (0.7)%      1.1%
 1993:  Net Asset Value ....  $11.35     $11.72    $12.15    $11.57    $11.57
        Total Return .......    7.4%       3.8%      4.2%      1.5%     17.9%
 1992:  Net Asset Value ....  $10.19     $10.36    $10.40    $10.64    $10.64
        Total Return .......    2.4%(b)    2.3%      1.1%      3.7%      9.8%(b)

          ------------------------------------------------------------
                 Average Annual Returns - September 30, 1998 (a)

             1 Year ....................................    3.0%
             5 Year ....................................   14.7%
             Life of Fund (b) ..........................   14.7%

          ------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.

--------------------------------------------------------------------------------

   [The following table was depicted as a line chart in the printed material.]

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUITY
      INCOME FUND, LIPPER EQUITY INCOME FUND AVERAGE AND THE S&P 500 INDEX

                    1/2/92   9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98
                    ------   -------  -------  -------  -------  -------  -------  -------
Gabelli Equity
  Income Fund       $10,000  $10,580  $12,750  $13,171  $15,700  $18,320  $24,549  $25,285
Lipper Equity
  Income Fund
   Average          $10,000  $10,530  $12,415  $12,688  $15,226  $17,783  $23,865  $23,889
S&P 500 Index       $10,000  $10,250  $11,583  $12,011  $15,590  $18,755  $26,332  $28,728

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last six years at The Gabelli Equity Income Fund and for over 20 years at The Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

---------------------------------------------------
                Dividend History

                              Rate    Reinvestment
  Payment (ex) Date         Per Share     Price
  -----------------         ---------     -----
  September 28, 1998          $0.04      $16.20
  June 26, 1998               $0.06      $17.65
  March  27, 1998             $0.05      $17.70
---------------------------------------------------
  December 29, 1997           $1.78      $15.94
  September 30, 1997          $0.05      $17.39
  June  30, 1997              $0.05      $16.03
  March  31, 1997             $0.06      $14.27
---------------------------------------------------
  December 27, 1996           $0.76      $14.28
  September 30, 1996          $0.07      $13.81
  June 28, 1996               $0.06      $13.54
  March  31, 1996             $0.07      $13.47
---------------------------------------------------
  December 29, 1995           $0.68      $12.84
  September 29,1995           $0.07      $12.65
  June 30, 1995               $0.07      $11.99
  March 31, 1995              $0.07      $11.56
---------------------------------------------------
  December 30, 1994           $0.74      $10.72
  September 30, 1994          $0.08      $11.54
  June 30, 1994               $0.09      $11.08
  March 31, 1994              $0.06      $11.26
---------------------------------------------------
  December 31, 1993           $0.76      $11.57
  September 30, 1993          $0.06      $12.15
  June 30, 1993               $0.06      $11.72
  March 31, 1993              $0.08      $11.35
---------------------------------------------------
  December 31, 1992           $0.15      $10.64
  September 30, 1992          $0.07      $10.40
  June 30, 1992               $0.06      $10.36
  March 31, 1992              $0.05      $10.19

---------------------------------------------------

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Commentary

Where Do We Go From Here?

      Is the stock market bottoming or has the retreat from equities just begun? We have opinions, not answers. Bear markets generally anticipate either a recession or a serious crack in the financial infrastructure. While the U.S. economy is starting to slow, it is still advancing at a respectable pace. If Latin America remains stable--as aforementioned, a very big and critical IF--and if the American consumer shrugs off the market decline and continues to spend, the U.S. economy should continue to expand, albeit at a slower pace than in recent years. High "real interest rates" (the spread between interest rates and inflation) would indicate the Federal Reserve has room to lower rates to provide some stimulus if it sees the economy weakening. But, timing is an issue. This would argue against recession.

      Despite volatility and the sharp decline from this year's highs, the market has retreated in a relatively orderly fashion--essentially doing what it is supposed to do, respond to changing economic circumstances, most notably diminished earnings prospects. We have not seen panic selling. If we were to experience a real jolt to the financial infrastructure such as a major hedge fund collapse sending shock waves through the banking system, this could change.

      If the economy keeps chugging along and financial institutions remain relatively healthy, the market should stabilize. If this is a correction, one would argue it is long overdue and may be setting the stage for the next leg up in the bull market. Even if the market continues to drift, we could see accelerated merger and acquisition activity buoying returns for value oriented investors.

Finally, Some Margin of Safety

      We leave it to others to forecast the short to intermediate term direction of the market. We have a longer term perspective. We are encouraged by the fact that Ben Graham's "margin of safety" has returned to the market. We now see many more good companies trading at much more reasonable valuations relative to their intrinsic value. This does not necessarily mean they have bottomed, as stocks can go from being substantially overvalued to significantly undervalued. But, the long term investor should take some comfort in the fact that some of the speculative excess has departed many stocks, if not those in the S&P 500 Index. Whether the investing public will take comfort in this is another question. Thus far, despite the market's sharp decline and continued volatility, we have not seen substantial redemptions from equity mutual funds. Investors have been conditioned by the extended bull market to buy on dips. However, if the pain gets more severe, they may react differently. For those who are tempted to walk away from equities, we point out that the stocks you loved six months ago are now a lot less expensive. We think this improves the odds for achieving respectable long term returns going forward.

The Good, the Not So Bad and the Ugly

      During the third quarter, our global telecommunications holdings continued to perform well, with Bell Atlantic, AT&T, Deutsche Telekom, British Telecommunications, Hong Kong Telecommunications and Southern New England Telecommunications posting solid returns. Our tobacco holdings, Gallaher and

Philip Morris, also gained ground as did health care positions such as Johnson & Johnson and Pharmacia & Upjohn. Utility holdings such as Public Services Enterprise Group, FPL Group, Niagara Mohawk and Fall River Gas advanced as well.

      As the price of oil stabilized, positions in major integrated oils Texaco, Exxon and Chevron fell into the "Not So Bad" category, posting either modest gains or small declines during the quarter. The Fund suffered some ugly losses in energy service giant Halliburton, industrial cyclicals such as Deere and Aeroquip-Vickers and financials including American Express and Chase Manhattan. With the price of oil stabilizing and worldwide inventories low, we believe the oil services group will rebound strongly. Considering ongoing global economic distress and our own slowing economy, we may have to be somewhat more patient with industrial cyclicals. However, these stocks are now trading at historically low valuations and should make a solid contribution to portfolio returns longer term. We believe this quarter's sharp decline in the financial sector was a classic investor overreaction and in September, the group did bounce nicely off its lows. We believe dominant franchise companies like American Express and Chase have unparalleled global growth opportunities and will excel in the years ahead.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $77.625 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company continues to expand the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

BetzDearborn Inc. (BTL - $69.125 - NYSE) has agreed to be acquired by Hercules Inc. (HPC - $30.0625 - NYSE), a U.S. specialty chemicals maker, for $3.1 billion in cash and assumed debt, creating one of the world's biggest makers of chemicals used in paper-making, water-treatment and other industrial processes. Hercules, which had $1.87 billion in 1997 sales, is offering $72 per BetzDearborn share. BetzDearborn is the number two U.S. producer of water-treatment and industrial process chemicals, with $1.3 billion in 1997 sales. The purchase allows Wilmington, Delaware-based Hercules to resume its worldwide expansion amid industry consolidation. The companies have set October 8, 1998 for BetzDearborn shareholders to approve the merger. They expect to close the transaction in October 1998.

British Petroleum Co. plc (BP - $87.25 - NYSE), with an equity market capitalization exceeding $80 billion, is one of the world's largest integrated oil companies. Production, which reached 1.25 million barrels of oil and 1.7 billion cubic feet of natural gas per day in 1997, is slated to rise five percent per year to reach 1.8 million barrels of oil equivalent (BOE) per day by the year 2000 as new projects come on stream. The company, like other major oil producers and refiners, has embarked on a program to deliver $1.5 billion of underlying performance improvements - cost savings and volume increases - by the year 2000. BP has proposed an all-stock acquisition of Amoco Corp. (AN - $53.875 - NYSE). The merged companies would rank near the top of the oil industry, following Exxon and Shell. Additional savings of approximately $2 billion are anticipated.

Citizens Utilities Co. (CZN - $8.125 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $8.50 -Nasdaq) and has a significant investment in Centennial Cellular Corp. (CYCL - $32.00 - Nasdaq). In May, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as its interest in Centennial Cellular, D&E Communications, Hungarian Telephone & Cable, cable television and other telecom businesses. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. This restructuring will be facilitated by the $215 million in cash the company should receive from its 16% stake in Centennial Cellular Corp. when Centennial's planned sale to Welsh, Carson, Anderson & Stowe VIII, L.P. is concluded.

DeKalb Genetics Corp. (DKB - $92.00 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn. Monsanto (MTC - $56.25 - NYSE), which controls 40% of DeKalb's outstanding shares, won a three-month-long auction by agreeing to pay $100 in cash for each of the remaining shares, or $2.5 billion. The transaction is expected to be completed by year end.

Eastern Enterprises (EFU - $42.125 - NYSE) owns and operates Boston Gas Company, New England's largest distributor of natural gas, serving 530,000 residential, commercial and industrial customers. The company also owns and operates Midland Enterprises, the leading U.S. dry-cargo, inland waterways barge operator with a fleet of 2,300 barges and 87 tug boats. Headquartered in Cincinnati, Midland provides low-cost marine transportation to many of the country's major industrial and agricultural regions. In December 1997, Eastern sold its 50% interest in AllEnergy. In June 1998, the U.S. Supreme Court held the "Coal Act" to be unconstitutional as applied to Eastern, resulting in the reversal of approximately $75 million in liability provisions made by the company. The company's strong balance sheet affords the opportunity to make attractive strategic commitments, such as the acquisition of Essex County Gas for $80 million. Eastern's heating, ventilation and air conditioning services subsidiary, ServicEdge Partners, is incurring startup costs but is anticipated to be profitable in 1999. The dividend, increased to an annual rate of $1.68 per share, provides an attractive 4.0% yield.

Exxon Corp. (XON - $70.1875 - NYSE), with an equity market value of $180 billion, is the world's largest, publicly-owned integrated oil company. The company produced 1.6 million barrels of crude oil and 6.3 billion cubic feet of natural gas per day in 1997. Roughly one-half of Exxon's production comes from overseas reserves. Major, promising oil and gas exploration projects include West Africa, the Caspian Sea, Russia, the Gulf of Mexico and South America. Profitability, in a period of fluctuating energy prices, has been sustained by management's success in holding costs essentially flat since 1990. Dividends have been paid since 1882 and have been increased annually since 1983.

Giant Food Inc. (GFS'A - $43.1875 - AMEX) operates a chain of over 170 supermarkets, mostly food and drug combination stores, primarily in the Washington, DC and Baltimore metropolitan areas. The company is expanding from this base into New Jersey, Pennsylvania and Delaware. J. Sainsbury plc, one of the largest supermarket retailers in the United Kingdom, was the owner of a non-controlling 50% of Giant's voting shares, in addition to approximately 20% of the non-voting shares. The Dutch food retailer Royal Ahold NV (AHO - $29.0625
- NYSE) paid Sainsbury $613 million for its Giant Food stake and is purchasing the remaining Giant Food shares for $43.50 per share.

Orange & Rockland Utilities Inc. (ORU - $54.875 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $52.00 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the second quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

Philip Morris Companies Inc. (MO - $46.0625 - NYSE) is a leading consumer products company concentrating on tobacco (55% of revenues), food (38% of revenues) and beverages (6% of revenues). The company's Marlboro brand commands an increasing share of the domestic and international cigarette markets and Miller beer is number two (behind Anheuser-Busch) in its market. Food brands include Jell-O, Kool-Aid, Kraft, Sealtest and Post cereals. The company generates significant amounts of excess cash which is being used to repurchase stock and to support healthy dividend payments to shareholders.

Quaker Oats Co. (OAT - $59.00 - NYSE) manufactures hot cereals, pancake mixes, grain-based snacks, value-added rice products, sports beverages, syrups and pasta products. Its Gatorade brand is a global brand with worldwide sales of approximately $1.5 billion. Sales are growing approximately 12% per year. In the U.S., Gatorade maintains a dominant market share of over 80%, despite competition from Coca-Cola and PepsiCo. The unprofitable Snapple Beverages unit was sold to Triarc Co.

Southern New England Telecommunications Corp. (SNG - $78.125 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications (SBC - $44.4375 -
NYSE) has agreed to acquire SNG for $4.26 billion in stock.

Sprint Corp. (FON - $67.50 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Thomas Industries Inc. (TII - $21.4375 - NYSE), headquartered in Louisville, Kentucky, is the recognized leader in the design and manufacture of high-quality, precision-engineered fractional horsepower compressors and vacuum pumps for use in global OEM applications, as well as pneumatic construction equipment, leakage detection systems and laboratory equipment. The company sells annually over one million units into more than 60 countries. Thomas Industries also owns a 32% interest in the recently created Genlyte Thomas Group, estimated to be the third largest lighting fixture manufacturer in North America. Thomas has operations in the U.S., Mexico, South America, Europe and Asia.

Viacom Inc. (VIA - $57.50 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Paramount Communications and Blockbuster Entertainment were acquired. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      We are not in the business of predicting where the market is heading. Presently, we think the odds continue to favor sustainable domestic economic growth, which would argue against a recession and prolonged bear market. It's our job to invest in high quality companies that pay reliable dividends, a task we believe we do well, and one we are confident will reward shareholders over the long term.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                   Sincerely,


         /s/ Mario J. Gabelli                        /s/ James Foung

         Mario J. Gabelli, CFA                       James Foung, CFA
         Portfolio Manager and                       Associate Portfolio Manager
         Chief Investment Officer

October 30, 1998

 -------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998

         Exxon Corp.                              DeKalb Genetics Corp.
         Giant Food Inc.                          American Express Co.
         Eastern Enterprises                      Southern New England Telecom
         Philip Morris Companies Inc.             British Petroleum Co. plc
         Orange & Rockland Utilities Inc.         Sprint Corp.
 -------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1998
================================================================================
                                                                        Market
  Shares                                                    Cost        Value
  ------                                                    ----        -----

         COMMON STOCKS - 88.7%

         Aerospace - 1.0%
  20,000 Boeing Co. ..................................  $   772,544 $   686,250
   1,000 Raytheon Co., Cl. A .........................       27,785      51,813
   2,000 Rockwell International Corp. ................       50,431      72,250
                                                        ----------- -----------
                                                            850,760     810,313
                                                        ----------- -----------
         Agriculture - 2.5%
  20,000 DeKalb Genetics Corp. .......................    1,886,532   1,840,000
   3,000 Monsanto Co. ................................      117,236     169,125
                                                        ----------- -----------
                                                          2,003,768   2,009,125
                                                        ----------- -----------
         Automotive - 1.1%
   4,500 Ford Motor Co. ..............................       70,226     211,219
  12,000 General Motors Corp. ........................      423,560     656,250
                                                        ----------- -----------
                                                            493,786     867,469
                                                        ----------- -----------
         Automotive: Parts and Accessories - 1.2%
   2,500 Dana Corp. ..................................       65,938      93,281
   5,000 Ethyl Corp. .................................       39,500      20,000
  20,000 GenCorp Inc. ................................      327,212     385,000
  14,000 Genuine Parts Co. ...........................      333,495     420,875
   3,000 Meritor Automotive Inc. .....................       67,150      45,188
                                                        ----------- -----------
                                                            833,295     964,344
                                                        ----------- -----------
         Aviation: Parts and Services - 1.7%
  10,000 Barnes Group Inc. ...........................      166,500     287,500
  19,000 Curtiss-Wright Corp. ........................      279,091     754,063
   4,000 United Technologies .........................      226,617     305,750
                                                        ----------- -----------
                                                            672,208   1,347,313
                                                        ----------- -----------
         Business Services - 0.4%
   4,000 Dun & Bradstreet Corp. ......................       85,317     107,999
   1,000 Imation Corp.+ ..............................       16,753      18,500
   1,000 IMS Health Inc. .............................       31,331      61,938
   2,000 Landauer Inc. ...............................       35,944      51,000
     666 Nielsen Media Research Inc. .................        4,842       6,827
   5,800 R. H. Donnelley Corp. .......................       66,844      71,775
                                                        ----------- -----------
                                                            241,031     318,039
                                                        ----------- -----------
         Communications Equipment - 0.1%
   1,000 Motorola Inc. ...............................       27,263      42,688
                                                        ----------- -----------
         Computer Software and Services - 1.0%
   6,500 International Business Machines Corp. .......      165,539     832,000
                                                        ----------- -----------
         Consumer Products - 7.7%
  11,000 Eastman Kodak Co. ...........................      660,722     850,438
   2,000 Fortune Brands Inc. .........................       55,490      59,250
  40,000 Gallaher Group plc, ADR .....................      679,371   1,174,999
   5,000 General Cigar Holdings Inc., Cl. B+ (b) .....       44,132      32,188
   9,000 General Electric Co. ........................      213,809     716,063
   8,000 Gillette Co. ................................       96,850     306,000
  18,000 National Presto Industries Inc. .............      754,427     675,000
  50,000 Philip Morris Companies Inc. ................    2,055,628   2,303,124
     200 Rothmans Inc. ...............................       27,296      26,732
                                                        ----------- -----------
                                                          4,587,725   6,143,794
                                                        ----------- -----------
         Consumer Services - 0.4%
  20,000 Rollins Inc. ................................      412,219     355,000
                                                        ----------- -----------
         Diversified Industrial - 3.7%
  34,274 GATX Corp. ..................................      998,952   1,133,184
   7,000 Honeywell Inc. ..............................      301,396     448,438
   5,000 Minnesota Mining & Manufacturing Co. ........      399,500     368,438
  16,000 Tenneco Inc. ................................      635,100     525,999
  21,000 Thomas Industries Inc. ......................      157,975     450,187
   1,000 Trinity Industries Inc. .....................       26,570      32,438
                                                        ----------- -----------
                                                          2,519,493   2,958,684
                                                        ----------- -----------
         Energy: Electric - 7.9%
   8,000 Central & South West Corp. ..................      217,400     228,500
   3,500 Central Hudson Gas & Electric Corp. .........      148,613     146,563
  11,000 Energy East Corp. ...........................      474,584     561,000
  17,000 Florida Public Utilities Co. ................      255,700     259,250
   1,000 FPL Group Inc. ..............................       28,613      69,688
  45,000 MarketSpan Corp. ............................    1,269,267   1,290,938
  95,000 Niagara Mohawk Power Corp.+ .................    1,010,837   1,460,625
  35,000 Orange & Rockland Utilities Inc. ............    1,877,652   1,920,624
   8,000 PacifiCorp ..................................      158,700     153,500
   5,000 Public Services Enterprise Group Inc. .......      164,125     196,563
                                                        ----------- -----------
                                                          5,605,491   6,287,251
                                                        ----------- -----------
         Energy: Natural Gas - 12.6%
  30,000 AGL Resources Inc. ..........................      548,529     581,250
  30,000 Bay State Gas Co. ...........................      858,690   1,168,125
   4,500 Berkshire Gas Co. ...........................       79,060     101,250
  50,000 Colonial Gas Co. ............................    1,183,188   1,446,875
  34,000 Commonwealth Energy System ..................      761,900   1,236,750
  55,552 Eastern Enterprises .........................    1,551,633   2,340,125
  58,000 ENI SpA .....................................      304,221     355,206
  10,000 Fall River Gas Co. ..........................      160,250     154,375
   4,000 Peoples Energy Corp. ........................      138,275     144,000
  70,000 Southwest Gas Corp. .........................    1,128,400   1,430,625
  41,000 Wicor Inc. ..................................      914,533     978,875
                                                        ----------- -----------
                                                          7,628,679   9,937,456
                                                        ----------- -----------
         Energy: Oil - 12.1%
  13,000 Atlantic Richfield Co. ......................      703,892     922,188
  19,000 British Petroluem Co. plc, ADR ..............      417,288   1,657,749
  16,000 Burlington Resources Inc. ...................      661,765     598,000
  10,000 Chevron Corp. ...............................      312,563     840,625
   6,000 Elf Aquitaine SA ............................      299,550     373,125

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================
                                                                        Market
  Shares                                                    Cost        Value
  ------                                                    ----        -----

         COMMON STOCKS (Continued)

         Energy: Oil (Continued)
  43,000 Exxon Corp. .................................  $ 1,301,977 $ 3,018,062
  18,000 Halliburton Co. .............................      378,023     514,125
  10,000 Pennzoil Co. ................................      488,500     350,625
  21,000 Texaco Inc. .................................      641,025   1,316,438
                                                        ----------- -----------
                                                          5,204,583   9,590,937
                                                        ----------- -----------
         Entertainment - 0.4%
   2,000 PolyGram NV, ADR ............................       58,725     113,500
   1,500 USA Networks Inc. + .........................       20,003      29,156
   3,000 Viacom Inc., Cl. A+ .........................       92,520     172,500
                                                        ----------- -----------
                                                            171,248     315,156
                                                        ----------- -----------
         Equipment and Supplies - 2.8%
  15,000 Aeroquip-Vickers Inc. .......................      454,967     431,250
   3,000 Caterpillar Inc. ............................       35,181     133,688
   2,000 Cooper Industries Inc. ......................       84,754      81,500
  25,000 Deere & Co. .................................      347,127     756,249
  10,000 EG&G Inc. ...................................      175,863     226,250
   3,000 Ingersoll Rand Co. ..........................       75,350     113,813
   1,500 Minerals Technologies Inc. ..................       37,938      66,094
  18,000 Smith (A.O.) Corp., Cl. B ...................      401,225     353,250
   1,000 Union Carbide Corp. .........................       16,675      43,125
                                                        ----------- -----------
                                                          1,629,080   2,205,219
                                                        ----------- -----------
         Financial Services - 10.5%
   6,000 Allied Group Inc. ...........................      279,150     288,375
  23,000 American Express Co. ........................      492,759   1,785,374
   4,700 Argonaut Group Inc. .........................      122,088     119,850
   1,500 Banco Popular Espanol .......................      122,662      94,499
  57,000 Banco Santander SA, ADR .....................      417,536     862,125
   1,500 Banco Santiago ..............................       23,513      18,656
   8,000 BankAmerica Co. .............................      167,825     481,000
   2,500 Bankers Trust Co. ...........................      213,813     147,500
   2,500 Banque Nationale de Paris ...................      205,080     133,814
   1,000 Chase Manhattan Corp. .......................       45,675      43,250
  27,000 Commerzbank AG, ADR .........................      554,661     730,185
  19,500 Deutsche Bank AG, ADR .......................      990,574   1,006,877
   2,000 Fidelity National Corp.+ ....................       22,958      19,500
   1,500 First Union Corp. ...........................       66,944      76,781
   4,000 Mellon Bank Corp. ...........................      229,741     220,250
   8,200 Morgan (J.P.) & Co. Inc. ....................      506,833     693,925
   3,000 Municipal Mortgage & Equity LLC .............       60,488      59,063
   3,000 Northern Trust Co. ..........................       60,300     204,750
   1,000 Pioneer Group Inc. ..........................       30,124      16,500
   3,000 Sterling Bancorp ............................       74,525      60,375
  12,000 SunTrust Banks Inc. .........................      251,737     744,000
   2,200 Transamerica Corp. ..........................      111,528     233,200
   4,000 U.S. Trust Corp. ............................       47,394     265,500
   1,000 Wachovia Corp. ..............................       77,569      85,250
                                                        ----------- -----------
                                                          5,175,477   8,390,599
                                                        ----------- -----------
         Food and Beverage - 1.5%
   4,000 Bestfoods Inc. ..............................      192,316     193,750
   6,000 Coca-Cola Amatil Ltd., ADR ..................       63,363      31,619
  12,000 Coca-Cola Beverages plc + ...................       28,750      27,326
   3,000 Corn Products International Inc.+ ...........       86,909      75,750
   6,000 Heinz (H.J.) Co. ............................      289,963     306,750
  14,000 Kellogg Co. .................................      452,197     461,125
   2,000 Quaker Oats Co. .............................       69,725     118,000
                                                        ----------- -----------
                                                          1,183,223   1,214,320
                                                        ----------- -----------
         Health Care - 1.3%
   1,000 Glaxo Wellcome plc, ADR .....................       54,024      57,125
   3,500 Johnson & Johnson ...........................       67,525     273,875
  10,000 Pharmacia & Upjohn Inc. .....................      290,500     501,875
   3,000 SmithKline Beecham plc, ADR .................      184,980     164,250
                                                        ----------- -----------
                                                            597,029     997,125
                                                        ----------- -----------
         Metals and Mining - 0.2%
  16,000 Freeport-McMoRan Copper &
           Gold Inc., Cl. B ..........................      293,099     190,000
                                                        ----------- -----------
         Publishing - 2.2%
  10,000 Dow Jones & Co. Inc. ........................      463,770     465,000
   3,000 Harcourt General Inc. .......................      136,775     145,125
   3,000 McGraw-Hill Companies Inc. ..................      178,192     237,750
  28,000 Reader's Digest Association Inc., Cl. A .....      640,013     535,500
  21,000 Reader's Digest Association Inc., Cl. B .....      500,319     399,000
                                                        ----------- -----------
                                                          1,919,069   1,782,375
                                                        ----------- -----------
         Real Estate - 0.0%
   2,500 Griffin Land & Nurseries Inc.+ ..............       11,716      27,656
                                                        ----------- -----------
         Retail - 3.6%
  65,000 Giant Food Inc., Cl. A ......................    2,749,106   2,807,188
   2,000 Sears, Roebuck & Co. ........................       51,242      88,375
                                                        ----------- -----------
                                                          2,800,348   2,895,563
                                                        ----------- -----------
         Satellite - 0.7%
  15,000 COMSAT Corp. ................................      291,042     528,750
                                                        ----------- -----------
         Specialty Chemicals - 2.2%
  12,500 BetzDearborn Inc. ...........................      843,638     864,062
   2,000 du Pont de Nemours (E.I.) and Co. ...........       65,500     112,250
   7,500 Ferro Corp. .................................      138,500     149,063
  10,000 Grace (W.R.) & Co. + ........................      115,126     124,375
  12,000 Hoechst AG, ADR .............................      460,144     468,750
   1,500 IMC Global Inc. .............................       31,075      29,063
                                                        ----------- -----------
                                                          1,653,983   1,747,563
                                                        ----------- -----------

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================
                                                                        Market
  Shares                                                    Cost        Value
  ------                                                    ----        -----

         COMMON STOCKS (Continued)

         Telecommunications - 9.4%
   3,000 Alltel Corp. ................................  $    71,900 $   142,125
   4,000 AT&T Corp. ..................................      235,950     233,750
  18,000 BC Telecom Inc. .............................      317,456     424,572
  50,000 BCE Inc. ....................................      845,709   1,396,874
   4,608 Bell Atlantic Corp. .........................      117,619     223,200
   1,500 British Telecommunications plc, ADR .........       84,309     199,594
  10,000 Cable & Wireless plc, ADR + .................      217,366     271,250
  40,964 Citizens Utilities Co., Cl. B+ ..............      428,249     332,832
   7,000 Deutsche Telekom AG, ADR ....................      149,708     206,063
   1,000 France Telecom SA, ADR ......................       34,488      58,750
  24,000 GTE Corp. ...................................      811,200   1,320,000
  10,000 Hong Kong Telecommunications Ltd., ADR ......      139,671     191,250
   2,000 SBC Communications Inc. .....................       37,775      88,875
  22,000 Southern New England
           Telecommunications Corp. ..................      773,997   1,718,749
   3,500 Telecom Italia SpA, ADR .....................      108,779     234,500
   4,000 Telefonica de Espana, ADR ...................      173,262     431,750
   1,000 US West Inc. ................................       24,839      52,438
                                                        ----------- -----------
                                                          4,572,277   7,526,572
                                                        ----------- -----------
         Utilities - 0.5%
  24,000 United Water Resources Inc. .................      437,013     408,000
                                                        ----------- -----------
         TOTAL COMMON STOCKS .........................   51,980,444  70,693,311
                                                        ----------- -----------
         CONVERTIBLE PREFERRED STOCKS - 5.0%

         Aviation: Parts and Services - 0.1%
   3,000 Coltec Capital Trust Pfd. (a) ...............      129,000     114,000
                                                        ----------- -----------
         Broadcasting - 0.1%
   3,000 Granite Broadcasting Corp. $1.9375 Cv. Pfd. .      165,917      99,750
                                                        ----------- -----------
         Cable - 0.5%
   4,000 MediaOne Group Inc. Pfd. D ..................      206,033     375,500
                                                        ----------- -----------
         Entertainment - 0.0%
     500 Metromedia International Group Inc. Cv. Pfd.        25,000      11,375
                                                        ----------- -----------
         Equipment and Supplies - 0.4%
   4,000 Sequa Corp. $5.00 Cv. Pfd. ..................      273,150     354,000
                                                        ----------- -----------
         Metals and Mining - 0.1%
   5,000 Freeport-McMoRan Copper &
           Gold Inc. 7.00% Cv. Pfd. ..................      106,500      80,625
                                                        ----------- -----------
         Paper and Forest Products - 0.9%
  20,000 Sealed Air Corp. $2.00 Cv. Pfd. .............      836,276     722,500
                                                        ----------- -----------
         Publishing - 0.0%
   4,000 Golden Books Financial Trust Pfd. ...........       63,000      14,000
                                                        ----------- -----------
         Telecommunications - 2.9%
  17,000 Citizens Utilities Co. 5.00% Cv. Pfd. .......      816,716     731,000
  22,000 Sprint Corp. $2.6301 Cv. Pfd. ...............      817,629   1,485,000
                                                        ----------- -----------
                                                          1,634,345   2,216,000
                                                        ----------- -----------
         TOTAL CONVERTIBLE PREFERRED STOCKS ..........    3,439,221   3,987,750
                                                        ----------- -----------
Principal
 Amount
 ------

         CONVERTIBLE CORPORATE BONDS - 2.9%

         Business Services - 0.1%
$100,000 BBN Corp. Sub. Deb. Cv. 6.00%, 04/01/12 (b) .       97,091      96,750
                                                        ----------- -----------
         Consumer Products - 0.7%
 700,000 Fieldcrest Cannon Inc. Sub. Deb. Cv.
           6.00%, 03/15/12 ...........................      547,177     567,000
                                                        ----------- -----------
         Entertainment - 0.2%
 150,000 Savoy Pictures Entertainment Inc.
           Sub. Deb. Cv. 7.00%, 07/01/03 .............      133,814     150,000
                                                        ----------- -----------
         Equipment and Supplies - 0.5%
 377,000 Kollmorgen Corp. Sub. Deb. Cv.
           8.75%, 05/01/09 ...........................      327,873     382,184
                                                        ----------- -----------
         Hotels and Gaming - 0.1%
 100,000 Hilton Hotels Corp. Sub. Deb. Cv.
           5.00%, 05/15/06 ...........................       94,441      88,500
                                                        ----------- -----------
         Publishing - 1.0%
 100,000 News America Holdings Inc.
           Sub. Deb. Cv. Zero Cpn., 03/31/02 .........       76,650     111,000
 700,000 Thomas Nelson Inc.
           Sub. Deb. Cv.
           5.75%, 11/30/99 (a) .......................      692,830     688,625
                                                        ----------- -----------
                                                            769,480     799,625
                                                        ----------- -----------
         Transportation - 0.3%
 200,000 Greyhound Lines Inc.
           Sub. Deb. Cv. 8.50%, 03/31/07 .............       94,825     203,000
                                                        ----------- -----------
         TOTAL CONVERTIBLE CORPORATE BONDS ...........    2,064,701   2,287,059
                                                        ----------- -----------

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- September 30, 1998
================================================================================
                                                                        Market
                                                            Cost        Value
                                                            ----        -----

         TOTAL INVESTMENTS - 96.6%                      $57,484,366 $76,968,120
                                                        ===========
         Other Assets and
           Liabilities (Net) - 3.4% ..................                2,700,763
                                                                    -----------
         NET ASSETS - 100.0%
           (4,988,331 shares outstanding) ............              $79,668,883
                                                                    ===========
         NET ASSET VALUE,
           Offering and Redemption Price Per Share ...                   $15.97
                                                                         ======
           For Federal tax purposes:
           Aggregate cost ............................              $57,555,288
                                                                    ===========
           Gross unrealized appreciation .............              $21,265,832
           Gross unrealized depreciation .............               (1,853,000)
                                                                    -----------
           Net unrealized appreciation ...............              $19,412,832
                                                                    ===========

                                                                        Net
Principal                                                Settlement  Unrealized
 Amount                                                     Date    Depreciation
 ------                                                     ----    ------------
             FORWARD FOREIGN EXCHANGE CONTRACTS
1,600,000(c) Deliver Hong Kong Dollars
               in exchange for USD 203,449 ...........    02/26/99     $(4,010)

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the market value of Rule 144A securities amounted to $802,625 or 1.01% of net assets.
(b)  Security fair valued as determined by the Board of Directors.
(c)  Principal amount denoted in Hong Kong Dollars.
+    Non-income producing security.
ADR--American Depositary Receipt.

                 See accompanying notes to financial statements.

                         The Gabelli Equity Income Fund

Statement of Assets and Liabilities
September 30, 1998
================================================================================

Assets:
   Investments, at value (Cost $57,484,366) .................      $ 76,968,120
   Cash and foreign currency, at value
     (Cost $779,068) ........................................           779,896
   Dividends and interest receivable ........................           224,136
   Receivable for investments sold ..........................         1,938,871
   Receivable for capital shares issued .....................            48,973
                                                                   ------------
     Total Assets ...........................................        79,959,996
                                                                   ------------
Liabilities:
   Payable for capital shares redeemed ......................            89,365
   Payable for investment advisory fees .....................            64,979
   Payable for distribution fees ............................            16,245
   Other accrued expenses ...................................           120,524
                                                                   ------------
     Total Liabilities ......................................           291,113
                                                                   ------------
     Net Assets applicable to 4,988,331
       shares outstanding ...................................      $ 79,668,883
                                                                   ============
Net Assets consist of:
   Capital stock, at par value ..............................      $      4,988
   Additional paid-in capital ...............................        54,743,516
   Accumulated distributions in excess of
     net investment income ..................................            (2,608)
   Accumulated net realized gain on investments
     and foreign currency transactions ......................         5,442,493
   Net unrealized appreciation on investments
     and foreign currency transactions ......................        19,480,494
                                                                   ------------
     Total Net Assets .......................................      $ 79,668,883
                                                                   ============
     Net Asset Value, offering and redemption
       price per share ($79,668,883 / 4,988,331
       shares outstanding; 1,000,000,000 shares
       authorized of $0.001 par value) ......................            $15.97
                                                                         ======

Statement of Operations
For the Year Ended September 30, 1998
================================================================================
Investment Income:
   Dividends ...............................................        $ 1,940,690
   Interest ................................................            458,023
                                                                    -----------
     Total Investment Income ...............................          2,398,713
                                                                    -----------
Expenses:
   Investment advisory fees ................................            823,207
   Distribution fees .......................................            205,801
   Shareholder services fees ...............................            122,662
   Directors' fees .........................................             46,553
   Legal and audit fees ....................................             43,419
   Shareholder report expenses .............................             36,332
   Custodian fees ..........................................             32,647
   Registration fees .......................................             26,453
   Miscellaneous expenses ..................................             13,553
                                                                    -----------
     Total Expenses ........................................          1,350,627
                                                                    -----------
     Net Investment Income .................................          1,048,086
                                                                    -----------
Net Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain on investments
     and foreign currency transactions .....................          5,867,346
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ..........................................         (4,965,383)
                                                                    -----------
   Net realized and unrealized gain on
     investments and foreign currency
     transactions ..........................................            901,963
                                                                    -----------
Net increase in net assets resulting
   from operations .........................................        $ 1,950,049
                                                                    ===========

Statement of Changes in Net Assets
================================================================================
                                                     Year Ended     Year Ended
                                                    September 30,  September 30,
                                                        1998           1997
                                                   -------------   -------------
Operations:
   Net investment income .......................   $  1,048,086    $    912,876
   Net realized gain on investments and
     foreign currency transactions .............      5,867,346       7,289,794
   Net change in unrealized appreciation on
     investments and foreign currency
     transactions ..............................     (4,965,383)     10,713,542
                                                   ------------    ------------
     Net increase in net assets resulting
       from operations .........................      1,950,049      18,916,212
                                                   ------------    ------------
Distributions to shareholders:
   Net investment income .......................     (1,221,353)       (912,876)
   In excess of net investment income ..........           --            (6,607)
   Net realized gain on investments ............     (7,160,971)     (2,841,998)
                                                   ------------    ------------
     Total distributions to shareholders .......     (8,382,324)     (3,761,481)
                                                   ------------    ------------
Capital share transactions:
   Net increase in net assets from capital
     share transactions ........................     12,370,942       1,569,224
                                                   ------------    ------------
     Net increase in net assets ................      5,938,667      16,723,955
Net Assets:
   Beginning of period .........................     73,730,216      57,006,261
                                                   ------------    ------------
   End of period ...............................   $ 79,668,883    $ 73,730,216
                                                   ============    ============

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
================================================================================

to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
================================================================================

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 1998, reclassifications were made to decrease accumulated net investment loss for $5,782 and increase accumulated net realized gain on investments and foreign currency transactions for $5,782.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $205,801, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1998, other than short term securities, aggregated $35,929,273 and $27,041,372, respectively.

6. Transactions with Affiliates. During the year ended September 30, 1998, the Fund paid brokerage commissions of $26,302 to Gabelli & Company, Inc. and its affiliates.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at September 30, 1998.

The average daily amount of borrowings outstanding during the year ended September 30, 1998, was $38,055, with a related weighted average interest rate of 6.32%. The maximum amount borrowed at any time during the year ended September 30, 1998 was $1,780,000.

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
================================================================================

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                      Year Ended               Year Ended
                                                  September 30, 1998       September 30, 1997
                                                ----------------------   ----------------------
                                                 Shares       Amount       Shares      Amount
                                                ---------  -----------   ----------   ---------

Shares sold ................................... 1,216,183  $20,779,591      920,283  $13,914,893
Shares issued upon reinvestment of dividends ..   491,179    7,882,560      243,710    3,536,567
Shares redeemed ...............................  (958,240) (16,291,209)  (1,052,497) (15,882,236)
                                                ---------  -----------   ----------  -----------
  Net increase ................................   749,122  $12,370,942      111,496  $ 1,569,224
                                                =========  ===========   ==========  ===========

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                Year Ended September 30,
                                                     ------------------------------------------------
                                                      1998      1997      1996      1995      1994
                                                     -------   -------   -------   -------   -------
Operating performance:
    Net asset value, beginning of period ..........  $ 17.39   $ 13.81   $ 12.65   $ 11.54   $ 12.15
                                                     -------   -------   -------   -------   -------
    Net investment income .........................     0.22      0.22      0.28      0.29      0.30
    Net realized and unrealized gain
      on investments ..............................     0.29      4.28      1.76      1.77      0.08
                                                     -------   -------   -------   -------   -------
    Total from investment operations ..............     0.51      4.50      2.04      2.06      0.38
                                                     -------   -------   -------   -------   -------
Distributions to shareholders:
    Net investment income .........................    (0.26)    (0.22)    (0.28)    (0.29)    (0.31)
    In excess of net investment income ............       --        --     (0.01)       --        --
    Net realized gain on investments ..............    (1.67)    (0.70)    (0.59)    (0.66)    (0.68)
                                                     -------   -------   -------   -------   -------
    Total distributions ...........................    (1.93)    (0.92)    (0.88)    (0.95)    (0.99)
                                                     -------   -------   -------   -------   -------
    Net asset value, end of period ................  $ 15.97   $ 17.39   $ 13.81   $ 12.65   $ 11.54
                                                     =======   =======   =======   =======   =======
    Total return+ .................................     3.0%     34.0%     16.7%     19.2%      3.3%
                                                     =======   =======   =======   =======   =======
Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ..........  $79,669   $73,730   $57,006   $54,806   $50,191
    Ratio of net investment income
      to average net assets .......................    1.27%     1.42%     1.99%     2.50%     2.58%
    Ratio of operating expenses
      to average net assets .......................    1.64%     1.78%     1.93%     1.83%     1.81%
    Portfolio turnover rate .......................      35%       43%       20%       30%       20%

----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

The Gabelli Equity Income Fund
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

New York, New York
November 10, 1998

--------------------------------------------------------------------------------

                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1998, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.51 per share and long term capital gains totaling $1.42 per share. For the fiscal year ended September 30, 1998, 94.79% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 1.27%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey & Hawkins

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

James E. McKee
Secretary

Bruce N. Alpert
Vice President and Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------